JOINT FILER INFORMATION

Name:	Citadel GP LLC

Address:	131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Seritage Growth Properties [SRG]

Date of Event

Requiring Statement:	07/08/2015

CITADEL GP LLC

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Surveyor Capital Ltd.

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issue rand Ticker Symbol:	Seritage Growth Properties [SRG]

Date of Event

Requiring Statement:	07/08/2015

SURVEYOR CAPITAL LTD.

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Securities LLC

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Seritage Growth Properties [SRG]

Date of Event

Requiring Statement:	07/08/2015

CITADEL SECURITIES LLC

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Advisors LLC

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Seritage Growth Properties [SRG]

Date of Event

Requiring Statement:	07/08/2015

CITADEL ADVISORS LLC

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Advisors Holdings III LP

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Seritage Growth Properties [SRG]

Date of Event

Requiring Statement:	07/08/2015

CITADEL ADVISORS HOLDINGS III LP

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Kenneth C. Griffin

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Seritage Growth Properties [SRG]

Date of Event

Requiring Statement:	07/08/2015

KENNETH C. GRIFFIN

By: /s/ John C. Nagel

John C. Nagel, attorney-in-fact*

* John C. Nagel is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 24, 2006, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G for Morgans Hotel Group Co.